EXHIBIT 1.01
LITTELFUSE, INC.

Conflict Minerals Report
For the Year Ended December 31, 2020

    This Conflict Minerals Report (“Report”) of Littelfuse, Inc. and its consolidated subsidiaries (collectively, “Company,” “we” or “our”) for the year ended December 31, 2020 is filed in accordance with Rule 13p-1 under the Securities Exchange Act of 1934, as amended (the “Rule”). The Rule requires the disclosure of certain information if a registrant manufactures or contracts to manufacture products for which certain “Conflict Minerals” (as defined below) are necessary to the functionality or production of such products. Conflict Minerals are defined as (i) cassiterite, columbite-tantalite, gold, wolframite, or their derivatives, which are limited to tin, tantalum, tungsten, and gold, or (ii) any other mineral or its derivatives determined by the U.S. Secretary of State to be financing conflict in the Democratic Republic of the Congo or an adjoining country (collectively, the “Covered Countries”).

    The Company’s operations, including through its subsidiaries, may at times manufacture, or contract to manufacture, products for which Conflict Minerals are necessary to the functionality or production of those products. Littelfuse is a member of the Responsible Minerals Initiative (“RMI”), formerly the Conflict-Free Sourcing Initiative. We leverage our RMI membership to continue to monitor best practices related to our reasonable country of origin inquiry (“RCOI”) of the Conflict Minerals in our supply chain.

    This RCOI was reasonably designed to determine whether any of the Conflict Minerals originated from the Covered Countries and whether any of the Conflict Minerals may be from recycled or scrap sources. The results of our reasonable country of origin inquiry regarding the Conflict Minerals, as well as our additional due diligence regarding the sources of the Conflict Minerals, are contained in this Report.

    The report presented herein is not audited.

1.Company Overview

    Founded in 1927, Littelfuse, Inc. is a global manufacturer of leading technologies in circuit protection, power control and sensing. Serving over 100,000 end customers, the Company's products are found in automotive and commercial vehicles, industrial applications, data and telecommunications, medical devices, consumer electronics and appliances. With our broad product portfolio of fuses, semiconductors, polymers, ceramics, relays and sensors, and extensive global infrastructure, the Company's worldwide associates partner with our customers to design, manufacture and deliver innovative, high-quality solutions for a safer, greener and increasingly connected world.

    The Company’s reporting segments consist of Electronics, Automotive and Industrial, as described more fully in Part I, Item 1 of the Company’s annual report on Form 10-K for the year ended December 26, 2020. Such annual report is available free of charge through the Investor Relations section of the Company’s website at http://investor.littelfuse.com/financial-information/annual-reports. The information contained in the Company’s website is not incorporated by reference into this Report and should not be considered part of this Report.

Supply Chain

    The Company manufactures, or contracts for the manufacture of, a wide range of products that contain Conflict Minerals but we do not purchase ore or unrefined Conflict Minerals directly from mines, smelters or refiners and generally are many levels downstream from these market participants. For this reason, we rely on the information provided by our direct suppliers along with appropriate due diligence processes. Through the process described in this Report, we seek to ensure that our sourcing practices are consistent with our guiding principles on responsibly sourcing the Conflict Minerals and to encourage responsible minerals sourcing in our supply chain.

2.Reasonable Country of Origin Inquiry

    Our RCOI began with a review of all our materials suppliers that, due to the nature of their business, might utilize Conflict Minerals (referred to as “direct suppliers”). Direct suppliers were contacted to complete the Conflict Minerals Reporting Template (the “CMRT”). The CMRT is regarded as the most commonly accepted reporting tool for conflict minerals content and sourcing information worldwide. Upon request, suppliers were provided with training materials on how to complete the CMRT. The CMRT asked the suppliers, among other things, to disclose the origin of any Conflict Minerals used in their manufacturing processes and to identify the Conflict Minerals processing facilities within their supply chains.

    The Company obtained responses from 90% of our direct suppliers that were surveyed. Based on the survey responses obtained, we have reason to believe that some of the Conflict Minerals supplied to us may have originated in the Covered Countries, and we have reason to believe that certain of the Conflict Minerals came from recycled or scrap sources.

    Our RCOI process was reasonably designed and performed in good faith, however, there are inherent limitations in the information provided to us by third parties, including the possibility of information being inaccurate, incomplete or falsified despite our efforts to validate and confirm the information.

3.Due Diligence Process

    Summarized below is our due diligence process, the components of which conform to, in all material respects, the framework in the Third Edition of the Organization for Economic Co-operation and Development Due Diligence Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High- Risk Areas and related supplements for gold, tantalum, tin and tungsten.

a) Establish Company Management System

•Maintained a Conflict Free Statement which provides that the Company expects its suppliers to continuously monitor both direct and indirect supply chains to avoid procurement of materials from Covered Countries, and to be forthright in sharing compliance information with the Company. We will show preference to suppliers that meet or exceed these requirements.

•Communicated with our direct suppliers through the above-described RCOI.

•Maintained conflict-free sourcing requirements in our purchase order terms and conditions, supplier quality manual, supplier selection policy or similar documents.

•Maintained a supplier qualification or selection program and an ongoing supplier audit program that includes, among other compliance items, confirmation of the suppliers’ adherence to our conflict-free sourcing requirements.

•Distributed our Supplier Code of Conduct to all direct material suppliers that, among other things, requires suppliers to have a policy regarding responsible sourcing of Conflict Minerals in the Covered Countries. Our regular communications with our suppliers also include links to or copies of the Supplier Code of Conduct.

b) Identify and Assess Supply Chain Risks

•Surveyed all direct suppliers that potentially supplied Conflict Minerals to the Company to determine the products provided to the Company with Conflict Minerals.

•Conducted the RCOI described above to identify the smelters and refiners that contribute Conflict Minerals to the Company’s products.

•Reviewed and compared the smelters and refiners identified by direct suppliers against the list of smelter and refiner facilities that have received a “conflict free” designation through the Responsible Minerals Assurance Process (“RMAP”), formerly the Conflict-Free Smelter Program.

c) Design and Implement a Strategy to Respond to Identified Risk

•Conducted follow-up with direct suppliers that did not respond to the survey.

•Engaged a third-party provider to assist with providing validated information from suppliers that did not initially respond to the survey.

•Collaborated with our direct suppliers to investigate any smelter that did not have a conflict free designation through the RMAP and was not in the process of recertifying for such designation.

d) Carry out Independent Third-Party Audit

•The Company is a member of the Responsible Minerals Initiative. We rely on the information published by the RMI to confirm the existence and verify the conflict-free status of the smelters or refiners identified during our due diligence.

e) Report on Supply Chain Due Diligence

•This Report is available on our website at http://investor.littelfuse.com/corporate-governance/governance-overview. In addition to this Report, our Conflict Free Statement is also available on our website at https://www.littelfuse.com/about-us/sustainability.aspx.

4.Due Diligence Results

    We solicited 1,271 direct suppliers and received a response from 90% of them. There were 35% of our responding direct suppliers that indicated the material they supply contains Conflict Minerals.

    From the information provided to the Company by its direct suppliers, we identified 524 unique smelters or refiners in our supply chain. According to information provided by our suppliers, below is the status of the unique smelters that were identified:

Status	Number	Percentage
Conformant	428	82%
Active	24	5%
Communication Suspended - Not Interested	4	1%
In Communication	12	2%
Non-conformant	8	2%
Outreach required	44	8%
RMI Due Diligence Review - Unable to Proceed	4	1%

The smelter or refiner statuses utilized by RMI are defined as follows:

•"Conformant" means that the smelter has been independently assessed and found conformant with the relevant RMAP standard.

•"Active" means that a smelter has engaged in the RMAP program but has not yet been determined to be conformant.

•"Communication Suspended - Not Interested" means that the entity has strongly communicated a lack of interest in participation.

•"In Communication" means that the entity is not yet Active but is in communication with RMAP and/or a member company.

•"Non-Conformant" means that a smelter has been independently assessed and found non-conformant with the relevant RMAP standard.

•"Outreach Required" means that outreach is needed by RMI member companies to contact entity and encourage their participation in the RMAP program.

•"RMI Due Diligence Review - Unable to Proceed" means that the entity has not met the threshold for Due Diligence Vetting Process after a period of 6 months. Status may change if additional information is submitted.

    We continue to monitor and evaluate all our direct suppliers and the smelters and refiners they report with the goal to be 100% conflict free.

    The smelters or refiners participating in the RMI that provide Conflict Minerals that originated from the Covered Countries, as reported by our suppliers, are listed on Appendix A.

5.Future Risk Mitigation Efforts

    The Company has taken or intends to undertake the following additional steps during the next compliance period. These steps are intended to improve the due diligence conducted to further mitigate the risk that our Conflict Minerals benefit armed groups:

•Continue to improve upon our acquisition integration process to enable our Conflicts Minerals working group to be more efficient and ensure practices are consistent throughout the Company.

•Maintain our direct supplier engagement efforts and follow industry standards for 2021 outreach.

•Enhance our direct supplier communication and escalation process and encourage non-validated smelters or refiners in their supply chain to pursue compliance with an independent conflict-free program, such as the RMAP.

•Participate in training programs, best practice sharing and other compliance program improvement initiatives available through our RMI membership.

•Continue to request information on the origin of cobalt in our products on the Cobalt Reporting Template published by RMI to help ensure that the cobalt in our supply chain is responsibly sourced. Together with some of our customers, we began a cobalt traceability initiative in 2019.

Forward Looking Statement

    This Report contains forward-looking statements within the meaning of the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995 ("PSRLA"). The statements in this Report that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the PSLRA. Forward-looking statements give the Company’s current expectations or forecasts in future events. These forward-looking statements generally can be identified by the use of such words as “believe,” “could,” “estimate,” “expect,” “hope,” “may,” “plan,” “project,” “will,” and variations of such words and similar expressions. Examples of forward-looking statements include, but are not limited to, statements concerning the additional steps that we intend to take to mitigate the risk that our necessary Conflict Minerals finance or benefit armed groups.

    Such forward-looking statements are subject to risks and uncertainties that are often difficult to predict, are beyond the Company’s control and could cause actual actions or performance to differ materially from those expressed in the forward-looking statements. These risks and uncertainties include, but are not limited to, (1) the continued implementation of satisfactory traceability and other compliance measures by our direct suppliers on a timely basis or at all, (2) whether smelters and refiners and other market participants responsibly source subject metals, and (3) political and regulatory developments, whether in the Covered Countries, the United States or elsewhere. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of filing of this Report. The Company undertakes no obligation to publicly update or revise forward-looking statement whether as a result of new information, future events, or otherwise, except as required by law or rules of NASDAQ.

APPENDIX A
List of Smelters Identified by Surveyed Suppliers
(as of May 18, 2021)

Smelter ID	Metal	Standard Smelter Name	Country
CID002763	Gold	8853 S.p.A.	Italy
CID000004	Tungsten	A.L.M.T. Corp.	Japan
CID002708	Gold	Abington Reldan Metals, LLC	United States Of America
CID002833	Tungsten	ACL Metais Eireli	Brazil
CID000015	Gold	Advanced Chemical Company	United States Of America
CID003185	Gold	African Gold Refinery	Uganda
CID000019	Gold	Aida Chemical Industries Co., Ltd.	Japan
CID002560	Gold	Al Etihad Gold Refinery DMCC	United Arab Emirates
CID002899	Gold	Al Ghaith Gold	United Arab Emirates
CID003427	Tungsten	Albasteel Industria e Comercio de Ligas Para Fundicao Ltd.	Brazil
CID003500	Gold	Alexy Metals	United States Of America
CID000035	Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	Germany
CID000041	Gold	Almalyk Mining and Metallurgical Complex (AMMC)	Uzbekistan
CID000292	Tin	Alpha	United States Of America
CID001076	Tantalum	AMG Brasil	Brazil
CID002825	Tin	An Thai Minerals Co., Ltd.	Viet Nam
CID002703	Tin	An Vinh Joint Stock Mineral Processing Company	Viet Nam
CID000058	Gold	AngloGold Ashanti Corrego do Sitio Mineracao	Brazil
CID000059	Tantalum	ANHUI HERRMAN IMPEX CO.	China
CID002809	Tin	Arco Alloys	United States Of America
CID000077	Gold	Argor-Heraeus S.A.	Switzerland
CID003553	Tungsten	Artek LLC	Russian Federation
CID002596	Gold	ARY Aurum Plus	United Arab Emirates
CID000082	Gold	Asahi Pretec Corp.	Japan
CID000924	Gold	Asahi Refining Canada Ltd.	Canada
CID000920	Gold	Asahi Refining USA Inc.	United States Of America
CID000090	Gold	Asaka Riken Co., Ltd.	Japan
CID000092	Tantalum	Asaka Riken Co., Ltd.	Japan
CID002502	Tungsten	Asia Tungsten Products Vietnam Ltd.	Viet Nam
CID000103	Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	Turkey
CID002850	Gold	AU Traders and Refiners	South Africa
CID003461	Gold	Augmont Enterprises Private Limited	India
CID002851	Gold	AURA-II	United States Of America
CID000113	Gold	Aurubis AG	Germany
CID002863	Gold	Bangalore Refinery	India
CID000128	Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	Philippines
CID000157	Gold	Boliden AB	Sweden
CID000176	Gold	C. Hafner GmbH + Co. KG	Germany
CID003421	Gold	C.I Metales Procesados Industriales SAS	Colombia
CID000180	Gold	Caridad	Mexico
CID000185	Gold	CCR Refinery - Glencore Canada Corporation	Canada

Smelter ID	Metal	Standard Smelter Name	Country
CID000189	Gold	Cendres + Metaux S.A.	Switzerland
CID003382	Gold	CGR Metalloys Pvt Ltd.	India
CID000211	Tantalum	Changsha South Tantalum Niobium Co., Ltd.	China
CID002513	Tungsten	Chenzhou Diamond Tungsten Products Co., Ltd.	China
CID000228	Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	China
CID003190	Tin	Chifeng Dajingzi Tin Industry Co., Ltd.	China
CID000233	Gold	Chimet S.p.A.	Italy
CID002641	Tungsten	China Molybdenum Tungsten Co., Ltd.	China
CID002864	Tungsten	China National Nonferrous Metals Imp. & Exp. Jiangxi Co., Ltd.	China
CID001070	Tin	China Tin Group Co., Ltd.	China
CID002786	Tin	Chofu Works	Japan
CID000258	Tungsten	Chongyi Zhangyuan Tungsten Co., Ltd.	China
CID000264	Gold	Chugai Mining	Japan
CID000281	Tungsten	CNMC (Guangxi) PGMA Co., Ltd.	China
CID000278	Tin	CNMC (Guangxi) PGMA Co., Ltd.	China
CID000295	Tin	Cooperativa Metalurgica de Rondonia Ltda.	Brazil
CID003402	Tantalum	CP Metals Inc.	United States Of America
CID003448	Tungsten	CP Metals Inc.	United States Of America
CID003486	Tin	CRM Fundicao De Metais E Comercio De Equipamentos Eletronicos Do Brasil Ltda	Brazil
CID003524	Tin	CRM Synergies	Spain
CID003468	Tungsten	Cronimet Brasil Ltda	Brazil
CID002570	Tin	CV Ayi Jaya	Indonesia
CID002592	Tin	CV Dua Sekawan	Indonesia
CID000306	Tin	CV Gita Pesona	Indonesia
CID000315	Tin	CV United Smelting	Indonesia
CID002455	Tin	CV Venus Inti Perkasa	Indonesia
CID002504	Tantalum	D Block Metals, LLC	United States Of America
CID000328	Gold	Daejin Indus Co., Ltd.	Korea, Republic Of
CID002349	Tungsten	DAIDO STEEL	Japan
CID000343	Gold	Daye Non-Ferrous Metals Mining Ltd.	China
CID002518	Tungsten	Dayu Jincheng Tungsten Industry Co., Ltd.	China
CID000345	Tungsten	Dayu Weiliang Tungsten Co., Ltd.	China
CID002867	Gold	Degussa Sonne / Mond Goldhandel GmbH	Germany
CID003348	Gold	Dijllah Gold Refinery FZC	United Arab Emirates
CID000362	Gold	DODUCO Contacts and Refining GmbH	Germany
CID003356	Tin	Dongguan CiEXPO Environmental Engineering Co., Ltd.	China
CID000376	Tin	Dongguan City Xida Soldering Tin Products Co.	China
CID000401	Gold	Dowa	Japan
CID000402	Tin	Dowa	Japan
CID000359	Gold	DSC (Do Sung Corporation)	Korea, Republic Of
CID000410	Tantalum	Duoluoshan	China
CID002590	Tantalum	E.S.R. Electronics	United States Of America
CID000425	Gold	Eco-System Recycling Co., Ltd. East Plant	Japan
CID003424	Gold	Eco-System Recycling Co., Ltd. North Plant	Japan

Smelter ID	Metal	Standard Smelter Name	Country
CID003425	Gold	Eco-System Recycling Co., Ltd. West Plant	Japan
CID002572	Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	Viet Nam
CID001322	Gold	Elemetal Refining, LLC	United States Of America
CID000438	Tin	EM Vinto	Bolivia (Plurinational State Of)
CID003487	Gold	Emerald Jewel Industry India Limited (Unit 1)	India
CID003488	Gold	Emerald Jewel Industry India Limited (Unit 2)	India
CID003489	Gold	Emerald Jewel Industry India Limited (Unit 3)	India
CID003490	Gold	Emerald Jewel Industry India Limited (Unit 4)	India
CID002561	Gold	Emirates Gold DMCC	United Arab Emirates
CID000448	Tin	Estanho de Rondonia S.A.	Brazil
CID000456	Tantalum	Exotech Inc.	United States Of America
CID000460	Tantalum	F&X Electro-Materials Ltd.	China
CID002355	Gold	Faggi Enrico S.p.A.	Italy
CID000466	Tin	Feinhutte Halsbrucke GmbH	Germany
CID000468	Tin	Fenix Metals	Poland
CID002515	Gold	Fidelity Printers and Refiners Ltd.	Zimbabwe
CID002505	Tantalum	FIR Metals & Resource Ltd.	China
CID002584	Gold	Fujairah Gold FZC	United Arab Emirates
CID000498	Tin	Fuji Metal Mining Corp.	Japan
CID003401	Tungsten	Fujian Ganmin RareMetal Co., Ltd.	China
CID000499	Tungsten	Fujian Jinxin Tungsten Co., Ltd.	China
CID002531	Tungsten	Ganxian Shirui New Material Co., Ltd.	China
CID002644	Tungsten	Ganzhou Beseem Ferrotungsten Co., Ltd.	China
CID000524	Tungsten	Ganzhou Grand Sea W & Mo Group Co., Ltd.	China
CID002645	Tungsten	Ganzhou Haichuang Tungsten Co., Ltd.	China
CID000875	Tungsten	Ganzhou Huaxing Tungsten Products Co., Ltd.	China
CID002315	Tungsten	Ganzhou Jiangwu Ferrotungsten Co., Ltd.	China
CID000868	Tungsten	Ganzhou Non-ferrous Metals Smelting Co., Ltd.	China
CID002494	Tungsten	Ganzhou Seadragon W & Mo Co., Ltd.	China
CID002536	Tungsten	Ganzhou Yatai Tungsten Co., Ltd.	China
CID002852	Gold	GCC Gujrat Gold Centre Pvt. Ltd.	India
CID002459	Gold	Geib Refining Corporation	United States Of America
CID003410	Tin	Gejiu City Fuxiang Industry and Trade Co., Ltd.	China
CID002848	Tin	Gejiu Fengming Metallurgy Chemical Plant	China
CID000942	Tin	Gejiu Kai Meng Industry and Trade LLC	China
CID000538	Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	China
CID000553	Tin	Gejiu Yunxi Group Corp.	China
CID001908	Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	China
CID000555	Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	China
CID002558	Tantalum	Global Advanced Metals Aizu	Japan
CID002557	Tantalum	Global Advanced Metals Boyertown	United States Of America
CID000568	Tungsten	Global Tungsten & Powders Corp.	United States Of America
CID003186	Gold	Gold Coast Refinery	Ghana
CID002243	Gold	Gold Refinery of Zijin Mining Group Co., Ltd.	China
CID001909	Gold	Great Wall Precious Metals Co., Ltd. of CBPM	China

Smelter ID	Metal	Standard Smelter Name	Country
CID003116	Tin	Guangdong Hanhe Non-Ferrous Metal Co., Ltd.	China
CID000605	Gold	Guangdong Hua Jian Trade Co., Ltd.	China
CID002312	Gold	Guangdong Jinding Gold Limited	China
CID000291	Tantalum	Guangdong Rising Rare Metals-EO Materials Ltd.	China
CID000218	Tungsten	Guangdong Xianglu Tungsten Co., Ltd.	China
CID002274	Tin	GUANGXI HUA TIN GOLD MINUTE FEE, LTD.	China
CID000626	Tin	Guangxi Nonferrous Metals Group	China
CID000628	Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd.	China
CID002849	Tin	Guanyang Guida Nonferrous Metal Smelting Plant	China
CID000651	Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	China
CID002547	Tantalum	H.C. Starck Hermsdorf GmbH	Germany
CID002548	Tantalum	H.C. Starck Inc.	United States Of America
CID002546	Tantalum	H.C. Starck Surface Technology and Ceramic Powders GmbH	Germany
CID002541	Tungsten	H.C. Starck Tungsten GmbH	Germany
CID000670	Gold	Hang Seng Technology	China
CID000671	Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	China
CID000694	Gold	Heimerle + Meule GmbH	Germany
CID002519	Gold	Henan Yuguang Gold & Lead Co., Ltd.	China
CID002492	Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	China
CID000711	Gold	Heraeus Germany GmbH Co. KG	Germany
CID000707	Gold	Heraeus Metals Hong Kong Ltd.	China
CID000720	Tin	Hezhou Jinwei Tin Co., Ltd.	China
CID000731	Tantalum	Hi-Temp Specialty Metals, Inc.	United States Of America
CID002635	Tin	Hongqiao Metals (Kunshan) Co., Ltd.	China
CID002739	Gold	Hop Hing electroplating factory Zhejiang	China
CID002601	Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	Brazil
CID002844	Tin	HuiChang Hill Tin Industry Co., Ltd.	China
CID000760	Tin	Huichang Jinshunda Tin Co., Ltd.	China
CID002365	Tin	Hulterworth Smelter	China
CID000767	Gold	Hunan Chenzhou Mining Co., Ltd.	China
CID000766	Tungsten	Hunan Chenzhou Mining Co., Ltd.	China
CID002579	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Wuji	China
CID002578	Tungsten	Hunan Chuangda Vanadium Tungsten Co., Ltd. Yanglin	China
CID000769	Tungsten	Hunan Chunchang Nonferrous Metals Co., Ltd.	China
CID000773	Gold	Hunan Guiyang yinxing Nonferrous Smelting Co., Ltd.	China
CID003182	Tungsten	Hunan Litian Tungsten Industry Co., Ltd.	China
CID002904	Gold	Hung Cheong Metal Manufacturing Limited	China
CID000778	Gold	HwaSeong CJ CO., LTD.	Korea, Republic Of
CID002649	Tungsten	Hydrometallurg, JSC	Russian Federation
CID002587	Gold	Industrial Refining Company	Belgium
CID000801	Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	China
CID002562	Gold	International Precious Metal Refiners	United Arab Emirates
CID000807	Gold	Ishifuku Metal Industry Co., Ltd.	Japan
CID000814	Gold	Istanbul Gold Refinery	Turkey

Smelter ID	Metal	Standard Smelter Name	Country
CID002765	Gold	Italpreziosi	Italy
CID002893	Gold	JALAN & Company	India
CID000823	Gold	Japan Mint	Japan
CID000825	Tungsten	Japan New Metals Co., Ltd.	Japan
CID000840	Tin	Jiang Jia Wang Technology Co.	China
CID002551	Tungsten	Jiangwu H.C. Starck Tungsten Products Co., Ltd.	China
CID000855	Gold	Jiangxi Copper Co., Ltd.	China
CID002512	Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	China
CID002321	Tungsten	Jiangxi Gan Bei Tungsten Co., Ltd.	China
CID000244	Tin	Jiangxi Ketai Advanced Material Co., Ltd.	China
CID002313	Tungsten	Jiangxi Minmetals Gao'an Non-ferrous Metals Co., Ltd.	China
CID001231	Tin	Jiangxi New Nanshan Technology Ltd.	China
CID002648	Tungsten	Jiangxi Rare Metals Tungsten Holdings Group Co., Ltd.	China
CID002318	Tungsten	Jiangxi Tonggu Non-ferrous Metallurgical & Chemical Co., Ltd.	China
CID002842	Tantalum	Jiangxi Tuohong New Raw Material	China
CID002647	Tungsten	Jiangxi Xianglu Tungsten Co., Ltd.	China
CID002317	Tungsten	Jiangxi Xinsheng Tungsten Industry Co., Ltd.	China
CID002535	Tungsten	Jiangxi Xiushui Xianggan Nonferrous Metals Co., Ltd.	China
CID002316	Tungsten	Jiangxi Yaosheng Tungsten Co., Ltd.	China
CID002819	Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	China
CID003417	Tungsten	Jingmen Dewei GEM Tungsten Resources Recycling Co., Ltd.	China
CID000909	Gold	Jinlong Copper Co., Ltd.	China
CID003191	Tantalum	Jiujiang Janny New Material Co., Ltd.	China
CID000914	Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	China
CID000917	Tantalum	Jiujiang Tanbre Co., Ltd.	China
CID002506	Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	China
CID003408	Tungsten	JSC "Kirovgrad Hard Alloys Plant"	Russian Federation
CID000927	Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	Russian Federation
CID000493	Gold	JSC Novosibirsk Refinery	Russian Federation
CID000929	Gold	JSC Uralelectromed	Russian Federation
CID000934	Tin	Ju Tai Industrial Co., Ltd.	China
CID000937	Gold	JX Nippon Mining & Metals Co., Ltd.	Japan
CID003497	Gold	K.A. Rasmussen	Norway
CID002563	Gold	Kaloti Precious Metals	United Arab Emirates
CID000956	Gold	Kazakhmys Smelting LLC	Kazakhstan
CID000957	Gold	Kazzinc	Kazakhstan
CID002568	Tantalum	KEMET Blue Powder	United States Of America
CID000963	Tantalum	KEMET Corp.	United States Of America
CID002539	Tantalum	KEMET de Mexico	Mexico
CID000966	Tungsten	Kennametal Fallon	United States Of America
CID000105	Tungsten	Kennametal Huntsville	United States Of America
CID000969	Gold	Kennecott Utah Copper LLC	United States Of America
CID003388	Tungsten	KGETS Co., Ltd.	Korea, Republic Of
CID002511	Gold	KGHM Polska Miedz Spolka Akcyjna	Poland

Smelter ID	Metal	Standard Smelter Name	Country
CID000973	Tantalum	King-Tan Tantalum Industry Ltd.	China
CID000981	Gold	Kojima Chemicals Co., Ltd.	Japan
CID002605	Gold	Korea Zinc Co., Ltd.	Korea, Republic Of
CID003463	Gold	Kundan Care Products Ltd.	India
CID001029	Gold	Kyrgyzaltyn JSC	Kyrgyzstan
CID002865	Gold	Kyshtym Copper-Electrolytic Plant ZAO	Russian Federation
CID001032	Gold	L'azurde Company For Jewelry	Saudi Arabia
CID002281	Tin	LIAN JING	China
CID003407	Tungsten	Lianyou Metals Co., Ltd.	Taiwan, Province Of China
CID001056	Gold	Lingbao Gold Co., Ltd.	China
CID001058	Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	China
CID001063	Tin	Linqu Xianggui Smelter Co., Ltd.	China
CID002762	Gold	L'Orfebre S.A.	Andorra
CID001078	Gold	LS-NIKKO Copper Inc.	Korea, Republic Of
CID000689	Gold	LT Metal Ltd.	Korea, Republic Of
CID003387	Tin	Luna Smelter, Ltd.	Rwanda
CID001093	Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	China
CID002382	Tin	M/s ECO Tropical Resources	Singapore
CID001098	Tin	Ma An Shan Shu Guang Smelter Corp.	China
CID003379	Tin	Ma'anshan Weitai Tin Co., Ltd.	China
CID002468	Tin	Magnu's Minerais Metais e Ligas Ltda.	Brazil
CID001105	Tin	Malaysia Smelting Corporation (MSC)	Malaysia
CID002319	Tungsten	Malipo Haiyu Tungsten Co., Ltd.	China
CID002606	Gold	Marsam Metals	Brazil
CID002543	Tungsten	Masan High-Tech Materials	Viet Nam
CID001112	Tin	Materials Eco-Refining Co., Ltd.	Japan
CID001113	Gold	Materion	United States Of America
CID001119	Gold	Matsuda Sangyo Co., Ltd.	Japan
CID003548	Gold	MD Overseas	India
CID002652	Tungsten	Mehra Ferro-Alloys Pvt. Ltd.	India
CID002500	Tin	Melt Metais e Ligas S.A.	Brazil
CID002847	Tantalum	Meta Materials	Macedonia
CID001136	Tin	Metahub Industries Sdn. Bhd.	Malaysia
CID003575	Gold	Metal Concentrators SA (Pty) Ltd.	South Africa
CID001142	Tin	Metallic Resources, Inc.	United States Of America
CID003557	Gold	Metallix Refining Inc.	United States Of America
CID002773	Tin	Metallo Belgium N.V.	Belgium
CID002774	Tin	Metallo Spain S.L.U.	Spain
CID001143	Tin	Metallum Group Holding NV	Belgium
CID001163	Tantalum	Metallurgical Products India Pvt., Ltd.	India
CID001149	Gold	Metalor Technologies (Hong Kong) Ltd.	China
CID001152	Gold	Metalor Technologies (Singapore) Pte., Ltd.	Singapore
CID001147	Gold	Metalor Technologies (Suzhou) Ltd.	China
CID001153	Gold	Metalor Technologies S.A.	Switzerland
CID001157	Gold	Metalor USA Refining Corporation	United States Of America
CID001161	Gold	Metalurgica Met-Mex Penoles S.A. De C.V.	Mexico

Smelter ID	Metal	Standard Smelter Name	Country
CID001172	Tin	Minchali Metal Industry Co., Ltd.	Taiwan, Province Of China
CID001173	Tin	Mineracao Taboca S.A.	Brazil
CID001175	Tantalum	Mineracao Taboca S.A.	Brazil
CID001177	Tin	Ming Li Jia smelt Metal Factory	China
CID001182	Tin	Minsur	Peru
CID001188	Gold	Mitsubishi Materials Corporation	Japan
CID001191	Tin	Mitsubishi Materials Corporation	Japan
CID001193	Gold	Mitsui Mining and Smelting Co., Ltd.	Japan
CID001192	Tantalum	Mitsui Mining and Smelting Co., Ltd.	Japan
CID002509	Gold	MMTC-PAMP India Pvt., Ltd.	India
CID002857	Gold	Modeltech Sdn Bhd	Malaysia
CID002858	Tin	Modeltech Sdn Bhd	Malaysia
CID002845	Tungsten	Moliren Ltd.	Russian Federation
CID002282	Gold	Morris and Watson	New Zealand
CID002866	Gold	Morris and Watson Gold Coast	Australia
CID001204	Gold	Moscow Special Alloys Processing Plant	Russian Federation
CID001220	Gold	Nadir Metal Rafineri San. Ve Tic. A.S.	Turkey
CID002386	Tantalum	Nantong Tongjie Electrical Co., Ltd.	China
CID001236	Gold	Navoi Mining and Metallurgical Combinat	Uzbekistan
CID001246	Tin	Ney Metals and Alloys	United States Of America
CID002573	Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	Viet Nam
CID003189	Gold	NH Recytech Company	Korea, Republic Of
CID002589	Tungsten	Niagara Refining LLC	United States Of America
CID001259	Gold	Nihon Material Co., Ltd.	Japan
CID001252	Gold	Nihon Superior Co., Ltd.	Japan
CID001277	Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	China
CID001305	Tin	Novosibirsk Processing Plant Ltd.	Russian Federation
CID001200	Tantalum	NPM Silmet AS	Estonia
CID003416	Tungsten	NPP Tyazhmetprom LLC	Russian Federation
CID001313	Gold	Nyrstar Metals	United States Of America
CID001314	Tin	O.M. Manufacturing (Thailand) Co., Ltd.	Thailand
CID002517	Tin	O.M. Manufacturing Philippines, Inc.	Philippines
CID002779	Gold	Ogussa Osterreichische Gold- und Silber-Scheideanstalt GmbH	Austria
CID001325	Gold	Ohura Precious Metal Industry Co., Ltd.	Japan
CID001326	Gold	OJSC "The Gulidov Krasnoyarsk Non-Ferrous Metals Plant" (OJSC Krastsvetmet)	Russian Federation
CID001332	Tin	Old City Metals Processing Co., Ltd.	China
CID003395	Tin	OMODEO A. E S. METALLEGHE SRL	Italy
CID001337	Tin	Operaciones Metalurgicas S.A.	Bolivia (Plurinational State Of)
CID001352	Gold	PAMP S.A.	Switzerland
CID001356	Tin	Pan Light Corporation	Taiwan, Province Of China
CID002872	Gold	Pease & Curren	United States Of America
CID001362	Gold	Penglai Penggang Gold Industry Co., Ltd.	China
CID002827	Tungsten	Philippine Chuangxin Industrial Co., Inc.	Philippines
CID002507	Tin	Phoenix Metal Ltd.	Rwanda
CID001368	Tantalum	Plansee SE	Austria

Smelter ID	Metal	Standard Smelter Name	Country
CID002540	Tantalum	Plansee SE Liezen	Austria
CID002556	Tantalum	Plansee SE Reutte	Austria
CID002919	Gold	Planta Recuperadora de Metales SpA	Chile
CID003396	Tantalum	PM Kalco Inc	United States Of America
CID002532	Tungsten	Pobedit, JSC	Russian Federation
CID003208	Tin	Pongpipat Company Limited	Myanmar
CID002581	Gold	Precious Metals Sales Corp.	United States Of America
CID003409	Tin	Precious Minerals and Smelting Limited	India
CID001386	Gold	Prioksky Plant of Non-Ferrous Metals	Russian Federation
CID001393	Tin	PT Alam Lestari Kencana	Indonesia
CID001397	Gold	PT Aneka Tambang (Persero) Tbk	Indonesia
CID000309	Tin	PT Aries Kencana Sejahtera	Indonesia
CID001399	Tin	PT Artha Cipta Langgeng	Indonesia
CID002503	Tin	PT ATD Makmur Mandiri Jaya	Indonesia
CID001402	Tin	PT Babel Inti Perkasa	Indonesia
CID001406	Tin	PT Babel Surya Alam Lestari	Indonesia
CID001409	Tin	PT Bangka Kudai Tin	Indonesia
CID002776	Tin	PT Bangka Prima Tin	Indonesia
CID001412	Tin	PT Bangka Putra Karya	Indonesia
CID003205	Tin	PT Bangka Serumpun	Indonesia
CID001416	Tin	PT Bangka Timah Utama Sejahtera	Indonesia
CID001419	Tin	PT Bangka Tin Industry	Indonesia
CID001421	Tin	PT Belitung Industri Sejahtera	Indonesia
CID001424	Tin	PT BilliTin Makmur Lestari	Indonesia
CID001428	Tin	PT Bukit Timah	Indonesia
CID002696	Tin	PT Cipta Persada Mulia	Indonesia
CID001434	Tin	PT DS Jaya Abadi	Indonesia
CID001438	Tin	PT Eunindo Usaha Mandiri	Indonesia
CID001442	Tin	PT Fang Di MulTindo	Indonesia
CID002530	Tin	PT Inti Stania Prima	Indonesia
CID000307	Tin	PT Justindo	Indonesia
CID001448	Tin	PT Karimun Mining	Indonesia
CID002829	Tin	PT Kijang Jaya Mandiri	Indonesia
CID002870	Tin	PT Lautan Harmonis Sejahtera	Indonesia
CID002835	Tin	PT Menara Cipta Mulia	Indonesia
CID001453	Tin	PT Mitra Stania Prima	Indonesia
CID003449	Tin	PT Mitra Sukses Globalindo	Indonesia
CID001456	TIN	PT NATARI	Indonesia
CID002757	Tin	PT O.M. Indonesia	Indonesia
CID001457	Tin	PT Panca Mega Persada	Indonesia
CID000313	Tin	PT Premium Tin Indonesia	Indonesia
CID001458	Tin	PT Prima Timah Utama	Indonesia
CID003381	Tin	PT Rajawali Rimba Perkasa	Indonesia
CID002593	Tin	PT Rajehan Ariq	Indonesia
CID001460	Tin	PT Refined Bangka Tin	Indonesia
CID001463	Tin	PT Sariwiguna Binasentosa	Indonesia

Smelter ID	Metal	Standard Smelter Name	Country
CID001466	Tin	PT Seirama Tin Investment	Indonesia
CID001468	Tin	PT Stanindo Inti Perkasa	Indonesia
CID002816	Tin	PT Sukses Inti Makmur	Indonesia
CID001471	Tin	PT Sumber Jaya Indah	Indonesia
CID001486	Tin	PT Timah Nusantara	Indonesia
CID001477	Tin	PT Timah Tbk Kundur	Indonesia
CID001482	Tin	PT Timah Tbk Mentok	Indonesia
CID001490	Tin	PT Tinindo Inter Nusa	Indonesia
CID002478	Tin	PT Tirus Putra Mandiri	Indonesia
CID001493	Tin	PT Tommy Utama	Indonesia
CID002479	Tin	PT Wahana Perkit Jaya	Indonesia
CID001498	Gold	PX Precinox S.A.	Switzerland
CID003324	Gold	QG Refining, LLC	United States Of America
CID001508	Tantalum	QuantumClean	United States Of America
CID001512	Gold	Rand Refinery (Pty) Ltd.	South Africa
CID001515	Gold	Realized the Enterprise Co., Ltd.	China
CID000522	Gold	Refinery of Seemine Gold Co., Ltd.	China
CID002582	Gold	REMONDIS PMR B.V.	Netherlands
CID002510	Gold	Republic Metals Corporation	United States Of America
CID002707	Tantalum	Resind Industria e Comercio Ltda.	Brazil
CID002706	Tin	Resind Industria e Comercio Ltda.	Brazil
CID002914	Gold	Rio Tinto Group	Australia
CID001534	Gold	Royal Canadian Mint	Canada
CID001539	Tin	Rui Da Hung	Taiwan, Province Of China
CID002761	Gold	SAAMP	France
CID001546	Gold	Sabin Metal Corp.	United States Of America
CID002973	Gold	Safimet S.p.A	Italy
CID002290	Gold	SAFINA A.S.	Czechia
CID002853	Gold	Sai Refinery	India
CID001555	Gold	Samduck Precious Metals	Korea, Republic Of
CID001562	Gold	Samwon Metals Corp.	Korea, Republic Of
CID003529	Gold	Sancus ZFS (L’Orfebre, SA)	Colombia
CID002538	Tungsten	Sanher Tungsten Vietnam Co., Ltd.	Viet Nam
CID002777	Gold	SAXONIA Edelmetalle GmbH	Germany
CID001573	Gold	Schone Edelmetaal B.V.	Netherlands
CID003540	Gold	Sellem Industries Ltd.	Mauritania
CID001585	Gold	SEMPSA Joyeria Plateria S.A.	Spain
CID001605	Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
CID001606	Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co., Ltd.	China
CID001916	Gold	Shandong Gold Smelting Co., Ltd.	China
CID001612	Gold	Shandong Hengbang Smelter Co., Ltd.	China
CID002525	Gold	Shandong Humon Smelting Co., Ltd.	China
CID001616	Gold	Shandong penglai gold smelter	China
CID001619	Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	China
CID002614	Gold	Shandong Yanggu Xiangguang Co., Ltd.	China
CID001622	Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	China

Smelter ID	Metal	Standard Smelter Name	Country
CID001634	Tantalum	Shanghai Jiangxi Metals Co., Ltd.	China
CID001692	Gold	Shenzhen Heng Zhong Industry Co., Ltd.	China
CID001694	Tin	Shenzhen Hong Chang Metal Manufacturing Factory	China
CID002527	Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	China
CID002588	Gold	Shirpur Gold Refinery Ltd.	India
CID001731	Tin	Sichuan Guanghan Jiangnan casting smelters	China
CID001736	Gold	Sichuan Tianze Precious Metals Co., Ltd.	China
CID002408	Tin	Sigma Tin Alloy Co., Ltd.	China
CID002516	Gold	Singway Technology Co., Ltd.	Taiwan, Province Of China
CID001745	Gold	Sino-Platinum Metals Co., Ltd.	China
CID001754	Gold	So Accurate Group, Inc.	United States Of America
CID001756	Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	Russian Federation
CID001758	Tin	Soft Metais Ltda.	Brazil
CID001761	Gold	Solar Applied Materials Technology Corp.	Taiwan, Province Of China
CID002436	Tin	Solder Court Ltd.	China
CID001769	Tantalum	Solikamsk Magnesium Works OAO	Russian Federation
CID002815	Tungsten	South-East Nonferrous Metal Company Limited of Hengyang City	China
CID003383	Gold	Sovereign Metals	India
CID002411	Tin	Spectro Alloys Corp.	United States Of America
CID003153	Gold	State Research Institute Center for Physical Sciences and Technology	Lithuania
CID002567	Gold	Sudan Gold Refinery	Sudan
CID001798	Gold	Sumitomo Metal Mining Co., Ltd.	Japan
CID002918	Gold	SungEel HiMetal Co., Ltd.	Korea, Republic Of
CID001808	Gold	Suntain Co., Ltd.	Taiwan, Province Of China
CID001810	Gold	Super Dragon Technology Co., Ltd.	Taiwan, Province Of China
CID002756	Tin	Super Ligas	Brazil
CID001822	Tin	Suzhou Nuonengda Chemical Co., Ltd.	China
CID002743	Gold	SuZhou ShenChuang recycling Ltd.	China
CID002580	Gold	T.C.A S.p.A	Italy
CID001845	Tin	Taicang City Nancang Metal Material Co., Ltd.	China
CID001851	Tin	Taiwan high-tech Co., Ltd.	Taiwan, Province Of China
CID001852	Tin	Taiwan Huanliang	Taiwan, Privince Of China
CID001857	Gold	TAIWAN TOTAI CO., LTD.	Taiwan, Province Of China
CID001859	Tin	Taiwan's lofty Enterprises Ltd.	Taiwan, Province Of China
CID001869	Tantalum	Taki Chemical Co., Ltd.	Japan
CID001875	Gold	Tanaka Kikinzoku Kogyo K.K.	Japan
CID002544	Tantalum	TANIOBIS Co., Ltd.	Thailand
CID002545	Tantalum	TANIOBIS GmbH	Germany
CID002549	Tantalum	TANIOBIS Japan Co., Ltd.	Japan
CID002550	Tantalum	TANIOBIS Smelting GmbH & Co. KG	Germany
CID002542	Tungsten	TANIOBIS Smelting GmbH & Co. KG	Germany
CID001882	Tin	TAP	United States Of America
CID001889	Tungsten	Tejing (Vietnam) Tungsten Co., Ltd.	Viet Nam
CID001891	Tantalum	Telex Metals	United States Of America
CID002834	Tin	Thai Nguyen Mining and Metallurgy Co., Ltd.	Viet Nam
CID001898	Tin	Thaisarco	Thailand

Smelter ID	Metal	Standard Smelter Name	Country
CID001929	Tin	Tianshui Ling Bo Technology Co., Ltd.	China
CID001932	Tin	TIN PLATING GEJIU	China
CID003325	Tin	Tin Technology & Refining	United States Of America
CID001938	Gold	Tokuriki Honten Co., Ltd.	Japan
CID001947	Gold	Tongling Nonferrous Metals Group Co., Ltd.	China
CID002615	Gold	TOO Tau-Ken-Altyn	Kazakhstan
CID001954	Tin	Top-Team Technology (Shenzhen) Ltd.	China
CID001955	Gold	Torecom	Korea, Republic Of
CID002423	Tungsten	Toshiba Material Co., Ltd.	Japan
CID002571	Tantalum	Tranzact, Inc.	United States Of America
CID002745	Gold	Tsai Brother industries	Taiwan, Province Of China
CID003195	Gold	TSK Pretech	Korea, Republic Of
CID002659	Tungsten	Tungsten Diversified Industries LLC	United States Of America
CID002574	Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	Viet Nam
CID001969	Tantalum	Ulba Metallurgical Plant JSC	Kazakhstan
CID001998	Tin	Ultracore Co., Ltd.	Thailand
CID001977	Gold	Umicore Brasil Ltda.	Brazil
CID002314	Gold	Umicore Precious Metals Thailand	Thailand
CID001980	Gold	Umicore S.A. Business Unit Precious Metals Refining	Belgium
CID002724	Tungsten	Unecha Refractory metals plant	Russian Federation
CID001993	Gold	United Precious Metal Refining, Inc.	United States Of America
CID002854	Gold	Universal Precious Metals Refining Zambia	Zambia
CID002003	Gold	Valcambi S.A.	Switzerland
CID002009	Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	China
CID002011	Tungsten	Vietnam Youngsun Tungsten Industry Co., Ltd.	Viet Nam
CID002015	Tin	VQB Mineral and Trading Group JSC	Viet Nam
CID002023	GOLD	WANG TING	China
CID002027	Tin	WELLEY	Taiwan, Province Of China
CID002030	Gold	Western Australian Mint (T/a The Perth Mint)	Australia
CID002036	Tin	White Solder Metalurgia e Mineracao Ltda.	Brazil
CID002778	Gold	WIELAND Edelmetalle GmbH	Germany
CID002044	Tungsten	Wolfram Bergbau und Hutten AG	Austria
CID002047	Tungsten	WOLFRAM Company CJSC	Russian Federation
CID002843	Tungsten	Woltech Korea Co., Ltd.	Korea, Republic Of
CID002057	Tin	WUJIANG CITY LUXE TIN FACTORY	China
CID002063	Gold	Wuzhong Group	China
CID002428	Tin	Xiamen Honglu Tungsten Molybdenum Co., Ltd.	China
CID002076	Gold	Xiamen JInbo Metal Co., Ltd.	China
CID002320	Tungsten	Xiamen Tungsten (H.C.) Co., Ltd.	China
CID002082	Tungsten	Xiamen Tungsten Co., Ltd.	China
CID002946	Tin	Xianghualing Tin Industry Co., Ltd.	China
CID000616	Tantalum	XIMEI RESOURCES (GUANGDONG) LIMITED	China
CID002090	Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	China
CID002830	Tungsten	Xinfeng Huarui Tungsten & Molybdenum New Material Co., Ltd.	China
CID002095	Tungsten	Xinhai Rendan Shaoguan Tungsten Co., Ltd.	China

Smelter ID	Metal	Standard Smelter Name	Country
CID002508	Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	China
CID002099	Tin	XURI	China
CID002100	Gold	Yamakin Co., Ltd.	Japan
CID002102	Gold	Yamato Denki Ind. Co., Ltd.	Japan
CID001522	Tantalum	Yanling Jincheng Tantalum & Niobium Co., Ltd.	China
CID002307	Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	China
CID002121	Tin	Yifeng Tin	China
CID002123	Tin	Yiquan Manufacturing	China
CID002129	Gold	Yokohama Metal Co., Ltd.	Japan
CID002147	Tin	Yuecheng Tin Co., Ltd.	China
CID002158	Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	China
CID002162	Tin	Yunnan Chengo Electric Smelting Plant	China
CID000197	Gold	Yunnan Copper Industry Co., Ltd.	China
CID002164	Tin	Yunnan Copper Zinc Industry Co., Ltd.	China
CID002166	Tin	Yunnan Geiju Smelting Corp.	China
CID002491	Gold	Yunnan Gold Mining Group Co., Ltd. (YGMG)	China
CID002173	Tin	Yunnan Industrial Co., Ltd.	China
CID002309	Tin	Yunnan Malipo Baiyi Kuangye Co.	China
CID002180	Tin	Yunnan Tin Company Limited	China
CID003397	Tin	Yunnan Yunfan Non-ferrous Metals Co., Ltd.	China
CID002195	Tungsten	Zhangzhou Chuen Bao Apt Smeltery Co., Ltd.	China
CID002201	Gold	Zhaojun Maifu	China
CID002205	Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	China
CID002214	Gold	Zhongkuang Gold Industry Co., Ltd.	China
CID002219	Gold	Zhongshan Hyper-Toxic Substance Monopolized Co., Ltd.	China
CID002220	Tin	Zhongshan Jinye Smelting Co.,Ltd	China
CID002221	Gold	Zhongshan Poison Material Proprietary Co., Ltd.	China
CID002224	Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	China
CID002231	Gold	Zhuhai toxic materials Monopoly Ltd.	China
CID002232	Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	China
CID002236	Tungsten	Zhuzhou Cemented Carbide Group Co., Ltd.	China
CID002529	Gold	Zhuzhou Smelting Group Co., Ltd	China